UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on January 27, 2011.

VISA INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: December 3, 2010
	Date: January 27, 2011	Time: 8:30 a.m. Pacific Time
Location: Le Méridien Hotel
333 Battery Street
San Francisco, California 94111

You are receiving this communication because you hold shares in the above named company.

VISA INC. P.O. BOX 8999 SAN FRANCISCO, CA 94128-8999 ATT: VICTORIA HYDE-DUNN

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT	ANNUAL REPORT

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	To amend the Company’s Certificate of Incorporation to declassify the Board of Directors.				The Board of Directors recommends you vote for a 1 year frequency:
2.	To amend the Company’s Certificate of Incorporation to implement a majority vote standard in uncontested elections of Directors.				6.	An advisory vote on the frequency of holding an advisory vote on executive compensation.

The Board of Directors recommends that you vote FOR each of the nominees:					The Board of Directors recommends you vote FOR the following proposals:
3.	If Proposal 1 to declassify the Board of Directors is approved, to elect the ten Directors nominated by the Board of Directors.				7.	To approve the Visa Inc. Incentive Plan, as amended and restated.

					8.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011.
	Nominees:
	01)	Gary P. Coughlan	06)	Suzanne Nora Johnson
	02)	Mary B. Cranston	07)	David J. Pang
	03)	Francisco Javier Fernandez-Carbajal	08)	Joseph W. Saunders
	04)	Robert W. Matschullat	09)	William S. Shanahan	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
	05)	Cathy E. Minehan	10)	John A. Swainson
4.

If Proposal 1 to declassify the Board of Directors is not approved, to elect the three Class I Directors nominated by the Board of Directors to serve until the Company’s 2014 annual meeting of stockholders.

	Nominees:
	11)	Suzanne Nora Johnson
	12)	Joseph W. Saunders
	13)	John A. Swainson
The Board of Directors recommends you vote FOR the following proposal:
5.	An advisory vote on executive compensation.